The information contained in the attached Computational Materials, Structural Term Sheet , or Collateral Term Sheet relating to the Series 2005-FR4 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005- FR4 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/ or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information.

The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connect ion with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current . A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.

This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.

Securitized Asset Backed Receivables LLC Trust 2005-FR4
All records

1. Fico Distribution

	% of	Average	Weighted	Weighted	Weighted	Weighted			Pct			Pct	Pct	Pct		Pct	Pct
Fico	Outstanding	Current	Average	Average	Average	Average	Pct	Pct	Owner	Pct	Pct	Full	Easy	No	Percent	Interest	With
Distribution	Balance	Balance	Fico	DTI	CLTV	Coupon	SFD	PUD	Occ	Investor	2-4 Fam	Doc	Doc	Doc	MI	Only	SS
500.00 - 524.99 & CLTV > 65%	4.32%	213,803.71	512	43.11	76.74	8.471	88.41	0.00	97.04	2.82	9.85	46.72	8.16	0.00	0.00	0.00	2.89
525.00 - 574.99 & CLTV > 65%	15.29%	194,362.29	551	43.21	83.05	7.733	85.48	0.00	93.92	5.43	9.62	71.92	4.83	0.00	0.00	0.15	26.65
550.00 - 599.99 & CLTV > 65%	12.32%	149,652.23	587	42.43	85.04	7.347	86.23	0.00	93.12	5.50	8.08	87.78	2.66	0.00	0.00	26.73	57.21
600.00 - 619.99 & CLTV > 70%	9.69%	162,553.76	609	43.42	85.88	7.139	80.75	0.00	92.40	6.35	11.69	81.16	2.27	0.00	0.00	31.85	45.23
620.00 - 639.99 & CLTV > 70%	10.08%	152,280.89	629	42.13	85.92	7.205	79.94	0.00	93.95	5.70	13.02	65.33	4.05	0.00	0.00	27.71	48.38
640.00 - 659.99 & CLTV > 70%	10.64%	162,494.39	649	42.60	85.93	6.997	82.44	0.00	96.80	2.83	10.42	61.34	1.19	0.00	0.00	37.98	52.89
660.00 - 679.99 & CLTV > 80%	3.12%	106,302.70	669	42.65	95.02	8.146	80.33	0.00	86.98	11.37	14.51	51.41	2.71	0.00	0.00	0.00	5.56
680.00 - 699.99 & CLTV > 80%	3.13%	135,897.30	690	43.47	93.82	7.708	75.60	0.00	80.39	17.92	17.83	53.19	5.19	0.00	0.00	1.16	13.98
700.00 - 724.99 & CLTV > 80%	1.97%	136,809.90	710	42.75	93.98	7.800	67.54	0.00	75.46	23.07	26.26	52.95	0.00	0.00	0.00	0.00	16.03
725.00 - 749.99 & CLTV > 80%	1.26%	140,111.24	734	42.77	92.93	7.560	64.45	0.00	70.03	29.97	26.19	57.21	2.72	0.00	0.00	0.00	20.72
Greater than 750 and CLTV > 90%	0.31%	110,961.05	774	43.45	97.94	8.177	67.97	0.00	99.69	0.31	18.01	42.53	0.00	0.00	0.00	0.00	0.00
Total:	72.14%	159,917.58	608	42.83	85.74	7.467	82.34	0.00	92.41	6.75	11.59	69.28	3.40	0.00	0.00	18.40	37.88

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2. Original Loan-to-Value Ratio (%)

Original	% of	Average	Weighted	Weighted	Weighted	Weighted			Pct			Pct	Pct	Pct		Pct	Pct
Loan-to-Value	Outstanding	Current	Average	Average	Average	Average	Pct	Pct	Owner	Pct	Pct	Full	Easy	No	Percent	Interest	With
Ratio (%)	Balance	Balance	Fico	DTI	CLTV	Coupon	SFD	PUD	Occ	Investor	2-4 Fam	Doc	Doc	Doc	MI	Only	SS
70.00 - 79.99 & DTI > 50%	2.07%	264,931.94	565	53.02	74.75	7.801	85.00	0.00	87.25	12.75	14.67	59.16	4.27	0.00	0.00	0.00	3.27
80.00 - 84.99 & DTI > 50%	2.88%	225,918.22	581	52.67	80.62	7.418	79.85	0.00	88.07	11.32	15.00	57.19	5.20	0.00	0.00	2.74	14.34
85.00 - 89.99 & DTI > 50%	2.14%	263,883.14	594	52.96	86.27	6.882	81.73	0.00	87.05	10.82	15.14	84.35	10.30	0.00	0.00	0.00	6.67
90.00 - 94.99 & DTI > 50%	3.01%	234,098.98	605	52.79	90.00	7.091	78.94	0.00	91.05	6.95	16.54	78.53	5.14	0.00	0.00	0.00	30.74
95.00 - 109.99 & DTI > 50%	0.30%	74,418.08	647	51.08	97.74	8.635	92.59	0.00	84.12	0.36	3.24	85.57	0.00	0.00	0.00	0.00	0.00
Total:	10.40%	228,361.30	589	52.79	83.81	7.325	81.37	0.00	88.45	9.92	15.07	70.15	5.89	0.00	0.00	0.76	14.88

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3. Back Ratio

	% of	Average	Weighted	Weighted	Weighted	Weighted			Pct			Pct	Pct	Pct		Pct	Pct
Back	Outstanding	Current	Average	Average	Average	Average	Pct	Pct	Owner	Pct	Pct	Full	Easy	No	Percent	Interest	With
Ratio	Balance	Balance	Fico	DTI	CLTV	Coupon	SFD	PUD	Occ	Investor	2-4 Fam	Doc	Doc	Doc	MI	Only	SS
20.00 - 29.99 & FICO < 550	1.03%	168,217.13	527	26.16	74.41	8.368	88.55	0.00	92.50	7.50	8.27	48.76	17.91	0.00	0.00	0.00	6.23
30.00 - 34.99 & FICO < 600	2.76%	153,902.39	559	32.82	78.88	7.915	91.06	0.00	91.29	5.90	5.17	71.64	5.38	0.00	0.00	4.43	27.02
35.00 - 39.99 & FICO < 675	10.50%	168,792.28	602	37.73	81.55	7.375	86.19	0.00	96.30	3.03	9.21	62.16	2.57	0.00	0.00	23.07	40.78
40.00 - 44.99 & FICO < 675	15.94%	168,024.75	605	42.69	82.72	7.386	81.78	0.00	95.47	4.23	10.48	63.62	2.39	0.00	0.00	25.47	46.01
45.00 - 49.99 & FICO < 700	30.03%	172,485.79	622	47.84	84.02	7.151	82.89	0.00	94.93	4.35	10.75	69.89	1.61	0.00	0.00	33.80	51.73
50.00 - 54.99 & FICO < 750	12.25%	228,483.41	585	52.72	80.63	7.400	81.76	0.00	90.66	7.64	14.66	67.88	6.22	0.00	0.00	1.25	13.98
Greater than or Equal to 55 and FICO < 750	0.03%	113,299.50	583	55.25	72.41	7.174	100.00	0.00	100.00	0.00	0.00	100.00	0.00	0.00	0.00	23.54	0.00
Total:	72.54%	177,312.64	605	45.19	82.47	7.323	83.33	0.00	94.36	4.79	10.87	66.83	3.07	0.00	0.00	23.32	40.91

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4. Fico Distribution Limited and Stated Doc

Fico
Distribution	% of	Average	Weighted	Weighted	Weighted	Weighted			Pct			Pct	Pct	Pct		Pct
Limited and	Outstanding	Current	Average	Average	Average	Average	Pct	Pct	Owner	Pct	Pct	Full	Easy	No	Percent	Interest	Pct	Pct	Pct
Stated Doc	Balance	Balance	Fico	DTI	CLTV	Coupon	SFD	PUD	Occ	Investor	2-4 Fam	Doc	Doc	Doc	MI	Only	California	New York	Florida
500 - 524	2.46%	219,968.62	513	42.97	72.26	8.689	84.53	0.00	97.10	2.66	13.27	0.00	0.00	0.00	0.00	0.00	20.38	16.99	9.16
525 - 549	2.81%	235,969.00	537	43.52	73.50	8.342	80.99	0.00	97.66	2.34	12.68	0.00	0.00	0.00	0.00	0.83	24.66	12.37	8.58
550 - 574	1.70%	227,829.54	562	42.12	73.21	8.311	75.89	0.00	89.94	8.89	22.13	0.00	0.00	0.00	0.00	0.00	19.21	15.27	9.87
575 - 599	1.38%	240,558.01	586	42.09	76.89	7.677	80.90	0.00	85.80	9.86	15.39	0.00	0.00	0.00	0.00	0.00	26.11	12.07	10.50
600 - 624	2.78%	219,486.78	613	43.29	82.43	7.649	76.09	0.00	91.19	8.36	15.16	0.00	0.00	0.00	0.00	0.00	22.65	17.51	12.26
625 - 649	4.80%	159,601.95	638	42.19	84.02	7.884	77.59	0.00	92.12	6.57	17.06	0.00	0.00	0.00	0.00	12.65	25.63	19.70	9.72
650 - 674	5.66%	190,156.12	662	41.87	83.01	7.354	81.90	0.00	94.35	3.70	10.95	0.00	0.00	0.00	0.00	33.92	39.58	12.66	7.05
675 - 699	5.09%	215,023.25	686	43.43	84.39	7.205	74.75	0.00	94.79	5.05	16.98	0.00	0.00	0.00	0.00	37.59	37.70	14.79	10.07
700 - 724	4.18%	290,793.35	710	42.06	82.84	6.930	73.02	0.00	94.35	4.54	21.79	0.00	0.00	0.00	0.00	28.28	45.15	18.58	3.59
725 - 749	2.10%	245,638.52	736	41.30	83.30	7.025	68.75	0.00	98.16	1.84	24.12	0.00	0.00	0.00	0.00	35.76	50.17	17.10	4.27
750 - 774	0.75%	258,049.74	759	42.44	82.39	6.856	60.79	0.00	89.50	10.50	26.30	0.00	0.00	0.00	0.00	15.36	22.64	24.52	6.27
775 - 799	0.49%	258,623.41	785	42.50	80.60	7.137	79.70	0.00	93.14	6.86	12.47	0.00	0.00	0.00	0.00	16.82	38.27	16.93	6.46
800 - 824	0.18%	338,344.57	805	39.65	82.66	7.109	69.79	0.00	100.00	0.00	24.52	0.00	0.00	0.00	0.00	0.00	0.00	42.24	0.00
Total:	34.40%	213,943.25	644	42.49	80.98	7.579	77.11	0.00	93.89	5.16	16.63	0.00	0.00	0.00	0.00	19.18	32.57	16.21	8.19

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5. HI LTV

	% of	Average	Weighted	Weighted	Weighted	Weighted			Pct			Pct	Pct	Pct		Pct
HI	Outstanding	Current	Average	Average	Average	Average	Pct	Pct	Owner	Pct	Pct	Full	Easy	No	Percent	Interest	Pct	Pct	Pct
LTV	Balance	Balance	Fico	DTI	CLTV	Coupon	SFD	PUD	Occ	Investor	2-4 Fam	Doc	Doc	Doc	MI	Only	California	New York	Florida	2 - 28	3 - 27	5 - 25
80.00 - 89.99	53.30%	246,789.15	636	42.55	81.17	6.684	82.19	0.00	94.13	5.35	10.91	60.89	2.23	0.00	0.00	43.98	36.95	8.91	8.79	88.60	3.13	0.61
90.00 - 94.99	16.84%	196,535.53	611	43.45	90.10	7.307	80.33	0.00	85.17	13.11	14.16	79.82	3.69	0.00	0.00	0.46	14.16	9.66	10.04	88.65	2.30	1.32
95.00 - 99.99	2.76%	79,681.23	647	41.64	95.51	8.173	73.61	0.00	95.01	2.48	16.19	68.10	6.56	0.00	0.00	0.00	17.45	16.81	13.77	62.01	1.54	1.95
100.00 - 109.99	9.65%	67,006.24	657	42.61	100.00	9.462	80.46	0.00	99.88	0.12	12.88	57.24	1.55	0.00	0.00	0.00	27.77	10.99	9.95	21.90	0.00	0.19
Total:	82.55%	171,868.54	634	42.71	85.67	7.186	81.32	0.00	93.00	6.23	11.98	64.56	2.59	0.00	0.00	28.49	30.58	9.57	9.35	79.92	2.54	0.75

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6. Fico Distribution IO Loans

Fico	% of	Average	Weighted	Weighted	Weighted	Weighted			Pct			Pct	Pct	Pct		Pct
Distribution	Outstanding	Current	Average	Average	Average	Average	Pct	Pct	Owner	Pct	Pct	Full	Easy	No	Percent	Interest	Pct	Pct	Pct
IO Loans	Balance	Balance	Fico	DTI	CLTV	Coupon	SFD	PUD	Occ	Investor	2-4 Fam	Doc	Doc	Doc	MI	Only	California	New York	Florida	2 - 28	3 - 27	5 - 25
525 - 549	0.02%	255,091.12	540	49.78	74.06	9.150	100.00	0.00	100.00	0.00	0.00	0.00	0.00	0.00	0.00	100.00	100.00	0.00	0.00	100.00	0.00	0.00
575 - 599	3.33%	215,164.42	588	42.94	79.73	6.562	92.31	0.00	100.00	0.00	0.66	98.09	1.91	0.00	0.00	100.00	39.61	2.08	9.98	94.82	5.18	0.00
600 - 624	4.14%	270,532.27	612	41.68	78.67	6.081	83.79	0.00	100.00	0.00	3.75	94.72	5.28	0.00	0.00	100.00	54.23	4.24	5.35	93.65	6.35	0.00
625 - 649	4.19%	289,704.42	638	43.38	78.95	5.944	85.74	0.00	100.00	0.00	7.39	85.54	0.00	0.00	0.00	100.00	53.85	3.09	6.90	94.30	5.70	0.00
650 - 674	5.56%	288,050.15	662	41.44	78.71	6.102	87.76	0.00	100.00	0.00	3.38	65.46	0.00	0.00	0.00	100.00	57.32	3.16	8.01	94.52	5.48	0.00
675 - 699	4.54%	315,413.43	686	42.56	79.54	6.069	81.04	0.00	100.00	0.00	10.36	56.78	1.05	0.00	0.00	100.00	58.53	5.85	2.99	93.84	6.16	0.00
700 - 724	2.54%	344,104.21	709	42.22	79.65	6.044	85.58	0.00	100.00	0.00	4.22	53.38	0.00	0.00	0.00	100.00	63.72	0.00	8.12	94.81	5.19	0.00
725 - 749	1.33%	355,985.04	738	41.75	79.57	6.030	88.34	0.00	100.00	0.00	7.56	43.42	0.00	0.00	0.00	100.00	75.12	1.84	6.94	95.95	4.05	0.00
750 - 774	0.69%	328,260.76	761	39.11	79.91	5.835	77.88	0.00	100.00	0.00	15.77	83.21	0.00	0.00	0.00	100.00	44.19	7.50	4.75	91.74	8.26	0.00
775 - 799	0.29%	356,591.75	789	42.94	80.00	6.166	89.31	0.00	100.00	0.00	0.00	71.53	0.00	0.00	0.00	100.00	59.85	0.00	0.00	100.00	0.00	0.00
Total:	26.63%	286,178.64	657	42.21	79.18	6.113	85.84	0.00	100.00	0.00	5.49	73.99	1.24	0.00	0.00	100.00	55.51	3.35	6.59	94.36	5.64	0.00

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7. Fico Distribution Second Liens

Fico	% of	Average	Weighted	Weighted	Weighted	Weighted			Pct			Pct	Pct	Pct		Pct
Distribution	Outstanding	Current	Average	Average	Average	Average	Pct	Pct	Owner	Pct	Pct	Full	Easy	No	Percent	Interest	Pct	Pct	Pct
Second Liens	Balance	Balance	Fico	DTI	CLTV	Coupon	SFD	PUD	Occ	Investor	2-4 Fam	Doc	Doc	Doc	MI	Only	California	New York	Florida
550 - 574	0.06%	9,875.33	561	42.22	94.57	12.156	89.57	0.00	96.82	3.18	2.20	99.15	0.85	0.00	0.00	0.00	6.66	7.56	17.83
575 - 599	0.86%	35,933.79	591	43.26	99.50	10.852	90.74	0.00	99.49	0.44	5.87	99.75	0.25	0.00	0.00	0.00	18.33	4.64	10.03
600 - 624	1.38%	43,773.27	613	42.94	99.59	10.448	82.84	0.00	98.84	1.16	8.00	89.41	0.04	0.00	0.00	0.00	28.46	4.62	9.99
625 - 649	1.90%	52,199.02	637	42.33	99.53	10.108	84.34	0.00	99.16	0.63	9.65	54.30	0.11	0.00	0.00	0.00	30.86	8.65	9.08
650 - 674	1.82%	56,811.45	662	41.59	99.50	9.505	89.74	0.00	98.97	1.03	5.43	56.62	0.00	0.00	0.00	0.00	39.34	4.73	9.76
675 - 699	1.18%	60,632.47	686	43.52	99.54	9.461	79.45	0.00	98.82	0.79	15.01	49.66	0.00	0.00	0.00	0.00	47.83	8.91	9.61
700 - 724	0.57%	63,408.36	711	42.41	99.56	9.439	75.14	0.00	98.11	1.77	16.18	44.68	0.00	0.00	0.00	0.00	46.21	9.20	5.94
725 - 749	0.33%	63,378.28	734	44.30	99.41	9.296	72.64	0.00	96.71	3.29	21.47	43.45	0.00	0.00	0.00	0.00	55.24	17.51	7.41
750 - 774	0.08%	56,075.89	757	38.22	99.94	8.913	78.21	0.00	98.73	1.27	0.00	73.71	0.00	0.00	0.00	0.00	68.93	5.58	0.00
775 - 799	0.05%	61,931.08	784	43.48	99.75	10.033	59.91	0.00	100.00	0.00	27.57	32.02	0.00	0.00	0.00	0.00	23.43	16.83	16.47
Total:	8.21%	49,705.93	651	42.59	99.50	9.940	83.98	0.00	98.86	1.02	9.71	64.02	0.06	0.00	0.00	0.00	35.65	7.13	9.30

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8. Manufactured Housing

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No Manufactured Housing

BARCLAYS CAPITAL

The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR4 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-FR4 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.